UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 3, 2006

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                      0-16132                22-2711928
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 (State or other jurisdiction of        (Commission            (IRS Employer
         incorporation)                 File Number)         Identification No.)

     86 Morris Avenue, Summit, New Jersey                           07901
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   (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (908) 673-9000


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 3, 2006, Celgene Corporation (the "Company"), entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and J.P. Morgan Securities Inc. ("JPMorgan") as representatives of the several underwriters (collectively, the "Common Stock Underwriters"). Pursuant to the terms of the underwriting agreement, the Company will sell 20,000,000 shares of its common stock, $0.01 par value per share ("Common Stock"), at a price per share of $51.60. Gross proceeds of the offering will be $1,032,000,000 and proceeds, before expenses, to the Company from the offering will be $1,006,800,000.

A copy of the form of Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 1.1 Underwriting Agreement, dated November 3, 2006, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and J.P. Morgan Securities Inc. as representatives of the several underwriters.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CELGENE CORPORATION



Date:  November 6, 2006                By: /s/ Robert J. Hugin
                                           -------------------------------
                                           Name:  Robert J. Hugin
                                           Title: President and
                                                  Chief Operating Officer

EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

Exhibit 1.1 Underwriting Agreement, dated November 3, 2006, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and J.P. Morgan Securities Inc. as representatives of the several underwriters.